Exhibit 32.3

Statement

Pursuant to §906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, the undersigned officer of Paperweight Development Corp. (the “Company”), hereby certifies that to his knowledge:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended October 3, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PAPERWEIGHT DEVELOPMENT CORP.
Dated: November 12, 2004

/s/ Douglas P. Buth
	Name:	Douglas P. Buth
	Title:	Chairman, President and Chief Executive Officer

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.

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